SUPPLEMENT DATED MARCH 20, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2019

FOR CURRENCY STRATEGIES PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2019 for Currency Strategies Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF THE CURRENCY STRATEGIES PORTFOLIO

At a meeting held on March 18, 2020, the Board of Trustees of Pacific Select Fund (the “Board”) approved a plan of liquidation (the “Plan”) for the Currency Strategies Portfolio (the “Fund”), a series of Pacific Select Fund (the “Trust”), and submission of the Plan to the beneficial owners of the Fund, including contract owners of variable life insurance policies and variable annuity contracts who have selected the Fund for investment through those policies or contracts and therefore have a beneficial interest in shares of the Fund.  The liquidation of the Fund (the “Liquidation”) will occur only if the Plan is approved by the contract owners.  If approved, the Liquidation of the Fund is expected to occur on or about April 30, 2020, or such other date as an officer of the Trust shall determine (the “Liquidation Date”).

In order to convert all portfolio securities of the Fund to cash or cash equivalents in preparation for the Liquidation, the Fund is expected to deviate from its investment goal and investment strategies until it is liquidated on the Liquidation Date.  For example, short-term money market or other instruments may be held by the Fund in anticipation of its liquidation and these investments will not perform in the same manner as investments held by the Fund under normal circumstances.

Any assets that remain in the Fund on the Liquidation Date will be automatically reinvested in Service Class shares of the Fidelity® Variable Insurance Products Government Money Market Portfolio (the “Fidelity VIP Government Money Market Fund”) in accordance with instructions from the insurance companies that sponsor the variable life insurance policies and variable annuity contracts for which the Fund serves as an investment option.  Please refer to the Fidelity VIP Government Money Market Fund’s prospectus and Statement of Additional Information, both dated April 30, 2019, the Statement of Additional Information as supplemented, for information about the Fidelity VIP Government Money Market Fund.

Plan of Liquidation. Pursuant to the Plan, on the Liquidation Date the Fund will distribute to its shareholders of record, as of the close of business on the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income, dividends, and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Purchases and Transfers into the Fund.  Purchases and transfers into the Fund will not be accepted effective April 1, 2020 for new or existing owners of variable life insurance policies.  Purchases and transfers into the Fund will not be accepted effective April 1, 2020 for new owners of variable annuity contracts.  Existing owners of variable annuity contracts that are invested in the Fund may make purchases or transfers into the Fund until the Liquidation Date.

Transfers out of the Fund. Contract owners may transfer out of the Fund into any other investment option available under their respective contracts at any time prior to the Liquidation Date. Transfers out of the Fund within 30 days prior to the Liquidation Date and transfers out of the Fidelity VIP Government Money Market Fund within 30 days after the Liquidation Date will not count as a transfer for purposes of transfer limitations under the policies or contracts.  Please see the Trust’s Prospectus for information about other funds available for investment that are offered by the Trust.  Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Liquidation Date, and other investment options available under your policy or contract.

Disclosure Changes. Assuming the Liquidation of the Fund occurs, all references to and related to the Fund and its co-sub-advisers, UBS Asset Management (Americas) Inc. and Neuberger Berman Investment Advisers LLC, in the Trust’s registration statement (including the Prospectus and Statement of Additional Information) will be deleted effective upon the Liquidation Date.  Apart from the proxy materials, no further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.